UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):
January 11, 2008 (January 7, 2008)

THERAGENICS CORPORATION®
(Exact name of registrant as specified in charter)

Delaware	000-15443	58-1528626
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5203 Bristol Industrial Way
Buford, Georgia 30518
(Address of principal executive offices / Zip Code)

(770) 271-0233
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.
☐	Pre-commencement communications pursuant to Rule 14d—2(b) under the Exchange Act.
☐	Pre-commencement communications pursuant to Rule 13e—4(c) under the Exchange Act.

Item 5.02                      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

By letter dated January 7, 2008, Otis W. Brawley, M.D. resigned from the Board of Directors of the Company, effective January 15, 2008.   Dr. Brawley resigned due to the requirements of his new position as Chief Medical Officer and Executive Vice President for Research and Cancer Control Science of the American Cancer Society.

The text of Dr. Brawley’s resignation letter is filed as Exhibit 17.1 to this Form 8-K.

Item 9.01                      Financial Statements and Exhibits

Exhibit Number	Description

17.1	Resignation Letter from Otis W. Brawley, M.D.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THERAGENICS CORPORATION
(Registrant)

Dated: January 11, 2008	By:	/s/ M. Christine Jacobs
M. Christine Jacobs
Chief Executive Officer

3